CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated May 16, 1997, included in Rentrak
Corporation's Form 10-K for the year ended March 31, 1997.


                                        ARTHUR ANDERSEN LLP


Portland, Oregon,
  October 27, 1997